EXHIBIT 10.7

                                      EMCON
                      SALARY CONTINUATION PLAN PARTICIPANTS


                                Monthly Payments
                         -----------------------------
                            Salary                           Date Payments
  Participant             Continuation    Non-compete          Commence
-------------------------------------------------------------------------------
Thorley D. Briggs            $1,800        $1,200           January   1993
                             $1,200        $  800           July      1993

John G. Pacey                   -0-        $1,080           January   1993

Donald R. Andres             $1,800        $1,200           January   1993

Richard J. Leach                -0-        $  819           January   1993

Fred W. Cope                 $  600        $  400           January   1994

Edward L. Griffith, Jr.      $  600        $  400           January   1994
                             $1,200        $  800           July      1999

Robert E. Van Heuit             -0-        $  400           January   1994

H. Randolph Sweet            $  600        $  400           January   1997
                             $1,200        $  800           February  2000

Fred L. Wehran, Jr.          $  900        $  600           May       1999

Mollie C. Mortyn             $  600        $  400           January   1999

Eugene M. Herson             $1,800        $1,200           November  2000
                             $1,200        $  800           November  2004

H. Lee Fortier               $  600        $  400           February  2000
                             $1,200        $  800           January   2002
                             $  600        $  400           April     2004

Stephen W. Vincent           $  600        $  400           January   2001
                             $1,200        $  800           November  2004

R. Michael Momboisse         $  600        $  400           January   2003
                             $1,200        $  800           November  2004

Gary O. McEntee              $  600        $  400           November  2004

Mark H. Shipps               $1,800        $1,200           March     2006




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